UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2025

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On May 8, 2025, Amphenol Corporation (the “Company”) designated Michael R. Ivas, the Company’s Vice President and Corporate Controller, as the Company’s principal accounting officer, effective as of May 8, 2025. Mr. Ivas assumes the designation of principal accounting officer from Craig A. Lampo, who continues in his capacity as Chief Financial Officer and the Company’s principal financial officer.

Mr. Ivas, age 54, has served as the Company’s Vice President, Corporate Controller since 2015. He served as Group Controller of the Military, Aerospace and Industrial Group within the Company from 2008 until 2015 and, upon joining the Company in 2001, served as Director of Internal Audit from 2001 until 2008. Prior to joining the Company in 2001, Mr. Ivas began his career at PricewaterhouseCoopers in 1994 in Audit and Assurance services, serving the Greater Hartford and Boston areas as a Manager. Mr. Ivas is a CPA and has a Bachelor’s degree in Business Administration with a concentration in Accounting from Westfield State University.

Mr. Ivas does not have a family relationship with any of the executive officers or directors of the Company. The appointment of Mr. Ivas was not pursuant to any arrangement or understanding between Mr. Ivas and any other person. There are no related party transactions between Mr. Ivas and the Company that are required to be reported under Item 404(a) of Regulation S-K.

Mr. Ivas will continue to participate in the 2025 Amphenol Corporation Management Incentive Plan for fiscal 2025 and continue to be eligible for stock option awards under the Amended and Restated 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: May 14, 2025